Exhibit 32

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Original Source Music, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2016

By: /s/ Lecia Walker

            Lecia Walker

            Chief Executive Officer

            Chief Financial Officer